Exhibit 10.7

REVOLVING CREDIT NOTE

$17,000,000	April 13, 2006

FOR VALUE RECEIVED, the undersigned (each, a “Borrower” and collectively, the “Borrowers”, together with all successors and assigns), jointly and severally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (hereinafter, together with its successors in title and assigns, the “Lender”), c/o Bank of America, N.A., 40 Broad Street, Boston, Massachusetts 02109, the principal sum of SEVENTEEN MILLION DOLLARS ($17,000,000), or, if less, the aggregate unpaid principal balance of Revolving Credit Loans made by the Lender to or for the account of any Borrower pursuant to the Credit Agreement (as hereafter defined), with interest, fees, reasonable out-of-pocket expenses, and costs at the rate and payable in the manner stated in the Credit Agreement. As used herein, the “Credit Agreement” means and refers to that certain Credit Agreement dated as of even date (as such may be amended, modified, supplemented or restated hereafter) by, among others, (i) Burlington Coat Factory Warehouse Corporation, a Delaware corporation, as a Borrower and as agent (in such capacity, the “Lead Borrower”) for itself and the other Borrowers, (ii) the Borrowers named therein, (iii) Bank of America, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties, (iv) Bank of America, N.A. as Collateral Agent for its own benefit and the benefit of the other Secured Parties, (v) the Lenders named therein, (vi) Bear Stearns Corporate Lending Inc., as Syndication Agent, and (vii) Wachovia Bank, National Association, The CIT Group/Business Credit, Inc., General Electric Capital Corporation, and JPMorgan Chase Bank, N.A., as co-Documentation Agents.

This is a “Revolving Credit Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Credit Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Administrative Agent’s books and records concerning the Revolving Credit Loans, the accrual of interest thereon, and the repayment of such Revolving Credit Loans, shall be prima facie evidence of the indebtedness to the Lender hereunder, absent manifest error.

No delay or omission by any Agent or the Lender in exercising or enforcing any of such Agent’s or Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

Each Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Lender with respect to this Revolving Credit Note and/or any Security

Document or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and permitted assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by any Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated except as expressly permitted by the terms of Section 9.14(d) of the Credit Agreement.

Each Borrower agrees that any suit for the enforcement of this Revolving Credit Note or any other Loan Document may be brought in any New York state or federal court sitting in New York County as the Administrative Agent may elect in its sole discretion and each Borrower consents to the non-exclusive jurisdiction of such courts. Each Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. Each Borrower agrees that any action commenced by any Borrower asserting any claim or counterclaim arising under or in connection with this Revolving Credit Note or any other Loan Document shall be brought solely in any New York state or federal court sitting in New York County as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action. Nothing in this Revolving Credit Note shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Agreement against a Loan Party or its properties in the courts of any jurisdiction.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Credit Note, are each relying thereon. EACH BORROWER, EACH FACILITY GUARANTOR, ENDORSER AND SURETY, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS REVOLVING CREDIT NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO

(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS REVOLVING CREDIT NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed as of the date set forth above.

BORROWERS:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, as Lead Borrower

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Duly Authorized Signatory

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Borrowers

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Duly Authorized Signatory

SCHEDULE I

Borrowers

Burlington Coat Factory of Alabama, LLC

Burlington Coat Factory Warehouse of Anchorage, Inc.

Burlington Coat Factory of Arizona, LLC

Burlington Coat Factory of Arkansas, LLC

Baby Depot of California, LLC

Baby Depot of Ontario, Inc.

Baby Depot of San Diego, Inc.

Burlington Coat Factory of California, LLC

Burlington Coat Factory Warehouse of San Francisco, Inc.

Burlington Coat Factory Warehouse of San Bernardino, Inc.

Burlington Coat Factory Warehouse of San Bernadino, LLC

MJM Designer Shoes of Sacramento, Inc.

MJM Designer Shoes of Ontario, Inc.

MJM Designer Shoes of Modesto, Inc.

MJM Designer Shoes of California, LLC

Totally 4 Kids of Milpitas, Inc.

Totally 4 Kids of Ontario, Inc.

Burlington Coat Factory of Colorado, LLC

Burlington Coat Factory of Connecticut, LLC

Cohoes Fashions of Connecticut, LLC

Burlington Coat Factory of Delaware, LLC

Burlington Coat Factory of Texas, L.P.

C.F.B., Inc.

MJM Designer Shoes of Delaware, LLC

Burlington Coat Factory of Florida, LLC

MJM Designer Shoes of Florida, LLC

Burlington Coat Factory of Georgia, LLC

Burlington Coat Factory Warehouse of Atlanta, Inc.

Burlington Coat Factory of Idaho, LLC

Burlington Coat Factory of Illinois, LLC

Burlington Coat Factory Warehouse of Chicago, Inc.

Burlington Coat Factory Warehouse of East St. Louis, Inc.

Burlington Coat Factory Warehouse of Tinley Park, Inc.

Burlington Coat Factory of Indiana, LLC

Burlington Coat Factory Warehouse of Des Moines, Inc.

Burlington Coat Factory of Kansas, LLC

Burlington Coat Factory of Kentucky, Inc.

Burlington Coat Factory Warehouse of Lexington, Inc.

Burlington Coat Factory Warehouse of Dixie, Inc.

Burlington Coat Factory of Louisiana, LLC

Burlington Coat Factory of Maine, LLC

Burlington Coat Factory of Maryland, LLC

Burlington Coat Factory of Massachusetts, LLC

Cohoes Fashions of Massachusetts, LLC

Decelle of Shrewsbury, Inc.

Decelle of North Attleboro, Inc.

Burlington Coat Factory of Michigan, LLC

Burlington Coat Factory Warehouse of Detroit, Inc.

Burlington Coat Factory Warehouse of Redford, Inc.

Burlington Coat Factory Warehouse of Walker, Inc.

Burlington Coat Factory Warehouse of Grand Rapids, Inc.

Burlington Coat Factory of Minnesota, LLC

Burlington Coat Factory of Missouri, LLC

Burlington Coat Factory Warehouse of Desperes, Inc.

Burlington Coat Factory Warehouse of Missouri, Inc.

Burlington Coat Factory Warehouse of St. Ann, Inc.

Burlington Coat Factory Warehouse of Benjamin KC, Inc.

Burlington Coat Factory Warehouse of Kingshighway, Inc.

Burlington Coat Factory Warehouse of St. Peters, Inc.

Burlington Coat Factory Warehouse of St. Louis, Inc.

Burlington Coat Factory Warehouse Bridgeton, Inc.

Luxury Linens of St. Louis, Inc.

Burlington Coat Factory of Nebraska, LLC

Burlington Coat Factory of Nevada, LLC

Burlington Coat Factory of New Hampshire, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory of New Jersey, LLC

Burlington Coat Factory Warehouse of Flemington, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Cohoes Fashions of New Jersey, LLC

MJM Designer Shoes of Moorestown, Inc.

MJM Designer Shoes of New Jersey, LLC

Super Baby Depot of Moorestown, Inc.

Burlington Coat Factory of New Mexico, LLC

Burlington Coat Factory Warehouse of Albuquerque, Inc.

Burlington Coat Factory Warehouse of West Albuquerque, Inc.

Burlington Coat Factory of New York, LLC

Georgetown Fashions Inc.

Monroe G. Milstein, Inc.

Cohoes Fashions of New York, LLC

MJM Designer Shoes of New York, LLC

Burlington Coat Factory of North Carolina, LLC

Burlington Coat Factory of North Dakota, LLC

Burlington Coat Factory of Ohio, LLC

Burlington Coat Factory Warehouse of Cleveland, Inc.

Burlington Coat Factory Warehouse of Cuyahoga, Inc.

Burlington Coat Factory of Oklahoma, LLC

Burlington Coat Factory of Oregon, LLC

Burlington Coat Factory Warehouse of Bristol, LLC

Burlington Coat Factory of Pennsylvania, LLC

Burlington Coat Factory Outlet Inc.

Burlington Coat Factory Outlet of Eynon, Inc.

Burlington Coat Factory Outlet of Reading, Inc.

Burlington Coat Factory Warehouse of Fairgrounds, Inc.

Burlington Coat Factory Warehouse of Jenkintown, Inc.

Burlington Coat Factory Warehouse of Market, Inc.

Burlington Coat Factory Warehouse of Lancaster, Inc.

Burlington Coat Factory Warehouse of Pennsylvania, Inc.

Burlington Coat Factory Warehouse of Monroeville, Inc.

Burlington Coat Factory Warehouse of Edwardsville, Inc.

Burlington Coat Factory Warehouse of Philadelphia, Inc.

Burlington Coat Factory Warehouse of Allentown, Inc.

Burlington Coat Factory Warehouse of Bethel Park, Inc.

Burlington Coat Factory Warehouse of Harrisburg, Inc.

Burlington Coat Factory Warehouse of Allegheny, Inc.

Burlington Coat Factory Warehouse of Franklin, Inc.

Burlington Coat Factory Warehouse of Havertown, Inc.

Burlington Coat Factory Warehouse of Montgomeryville, Inc.

Burlington Coat Factory Warehouse of Cheltenham, Inc.

Burlington Coat Factory Warehouse of Wilkes-Barre, Inc.

Burlington Coat Factory Warehouse of Millcreek, Inc.

Burlington Coat Factory Warehouse of Langhorne, Inc.

Burlington Coat Factory Warehouse of Greensburg, Inc.

Burlington Coat Factory Warehouse of West Mifflin, Inc.

Burlington Coat Factory Warehouse of Warminster, Inc.

Burlington Coat Factory Warehouse of Whitehall, Inc

Burlington Coat Factory Warehouse of Center City, Inc.

Burlington Coat Factory Warehouse of York, Inc.

Burlington Factory Warehouse of Reading, Inc.

Burlington Coat Factory Warehouse Inc.

Eynon Plaza Fashions, Inc.

Penn Plaza Fashions, Inc.

Penn Fashions, Inc.

MJM Designer Shoes of Eynon, Inc.

MJM Designer Shoes of St. David’s, Inc.

MJM Designer Shoes of Pennsylvania, LLC

Luxury Linens of Reading, Inc.

Luxury Linens of Levittown, Inc.

Luxury Linens of Monroeville, Inc.

Burlington Coat Factory Warehouse of East Providence, Inc.

Burlington Coat Factory Warehouse of Woonsocket, Inc.

Burlington Coat Factory Warehouse of Johnston, Inc.

Burlington Coat Factory Warehouse of Warwick, Inc.

Cohoes Fashions of Cranston, Inc.

Burlington Coat Factory of South Carolina, LLC

Burlington Coat Factory Warehouse of Charleston, Inc.

Burlington Coat Factory Warehouse of Memphis, Inc.

Burlington Coat Factory Warehouse of Shelby, Inc.

Burlington Coat Factory Warehouse of Hickory Commons, Inc.

Burlington Coat Factory Warehouse of Baytown, Inc.

MJM Designer Shoes of Texas, Inc.

Famous Brands of Dallas, Inc.

Burlington Coat Factory of Utah, LLC

Burlington Coat Factory Warehouse of Orem, Inc.

Burlington Coat Factory of Virginia, LLC

Burlington Coat Factory of Pocono Crossing, LLC

Burlington Coat Factory Warehouse of Coliseum, Inc.

Burlington Coat Factory of Washington, LLC

Burlington Coat Factory of West Virginia, LLC

Burlington Coat Factory of Wisconsin, LLC